Nationwide Life Insurance Company: • Nationwide VLI Separate Account - 4	Nationwide Life and Annuity Insurance Company • Nationwide VL Separate Account - C

Prospectus supplement dated June 14, 2007, to
Prospectus dated May 1, 2007

This supplement updates certain information contained in your prospectus.  Please read it and keep it with your prospectus for future reference.

The Board of Trustees for the Baron Capital Funds Trust - Baron Capital Asset Fund: Insurance Shares has approved a reorganization pursuant to which the assets of the Baron Capital Asset Fund will be acquired by the LVIP Baron Growth Opportunities Fund, a series of the Lincoln Variable Insurance Products Trust.  Effective with the May 23, 2007 approval by the shareholders, the aforementioned reorganization became effective June 1, 2007.  As a result of this reorganization, the Baron Capital Funds Trust – Baron Capital Asset Fund: Insurance Shares will no longer be available as a sub-account in your policy.  After June 1, 2007, all references in your prospectus to Baron Capital Funds Trust – Baron Capital Asset Fund: Insurance Sales will mean Lincoln Variable Insurance Products Trust – Baron Growth Opportunities Fund: Service Class.

Now available in your policy is the following sub-account:

Lincoln Variable Insurance Products Trust – Baron Growth Opportunities Fund: Service Class
Investment Adviser:                                                        Lincoln Investment Advisors Corporation
Investment Objective:                                                     Capital appreciation.